SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                January 27, 2000
               (Date of Report - Date of earliest event reported)





                             KERR-MCGEE CORPORATION
             (Exact name of registrant as specified in its charter)


   Delaware                         1-3939                    73-0311467
  (State of                 (Commission File Number)         (IRS Employer
Incorporation)                                             Identification No.)



   Kerr-McGee Center
   Oklahoma City, Oklahoma                                      73125
(Address of principal executive offices)                      (Zip Code)



                                 (405) 270-1313
                         (Registrant's telephone number)

Item 5.      Other Events

         On January 27, 2000, Kerr-McGee Corporation issued a press release reporting its financial and operating results for the fourth quarter and twelve months ended December 31, 1999. The press release is attached hereto as an exhibit and is incorporated by reference herein.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

             (c)      Exhibits

             99.1     Press Release dated January 27, 2000.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          KERR-MCGEE CORPORATION


                                      By:      (Deborah A. Kitchens)
                                                Deborah A. Kitchens
                                                Vice President and Controller

Dated:        January 28, 2000




                                  EXHIBIT INDEX


Exhibit No.             Description

     99.1               Press Release dated January 27, 2000.